Metropolitan Series Fund BlackRock Diversified Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock Diversified Portfolio


Security:			Wellpoint Inc. (CUSIP 94973VBE6)


Date Purchased:			07/30/13


Price Per Share:		99.579 USD


Shares Purchased
by the Portfolio *:		42,000


Total Principal Purchased
by the Portfolio *:		41,823 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets Inc.


Member:				PNC Capital Markets LLC

Metropolitan Series Fund BlackRock Diversified Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock Diversified Portfolio


Security:			American International Group Inc. (CUSIP 026874CX3)


Date Purchased:			08/06/13


Price Per Share:		99.975 USD


Shares Purchased
by the Portfolio *:		820,000


Total Principal Purchased
by the Portfolio *:		819,795 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets Inc.


Member:				PNC Capital Markets LLC

Metropolitan Series Fund BlackRock Diversified Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock Diversified Portfolio


Security:			CVS Caremark Corporation (CUSIP 126650CD0)


Date Purchased:			12/02/13


Price Per Share:		99.806 USD


Shares Purchased
by the Portfolio *:		106,000


Total Principal Purchased
by the Portfolio *:		105,794 USD


Commission or Spread:		0.350%


Broker:				Barclays Capital Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock Bond Income Portfolio


Security:			Wellpoint Inc. (CUSIP 94973VBE6)


Date Purchased:			07/30/13


Price Per Share:		99.579 USD


Shares Purchased
by the Portfolio *:		345,000


Total Principal Purchased
by the Portfolio *:		343,578 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets Inc.


Member:				PNC Capital Markets LLC

Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock Bond Income Portfolio


Security:			American International Group Inc. (CUSIP 026874CX3)


Date Purchased:			08/06/13


Price Per Share:		99.975 USD


Shares Purchased
by the Portfolio *:		6,820,000


Total Principal Purchased
by the Portfolio *:		6,818,295 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets Inc.


Member:				PNC Capital Markets LLC

Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock Bond Income Portfolio


Security:			CVS Caremark Corporation (CUSIP 126650CD0)


Date Purchased:			12/02/13


Price Per Share:		99.806 USD


Shares Purchased
by the Portfolio *:		929,000


Total Principal Purchased
by the Portfolio *:		927,198 USD


Commission or Spread:		0.350%


Broker:				Barclays Capital Inc.


Member:				PNC Capital Markets LLC